                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------


                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): JULY 31, 1997

                  ---------------------------------------------

                         TRANSCRYPT INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                    0-21681                  47-0801192
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
      of incorporation)                                  Identification Number)

                  4800 NW FIRST STREET, LINCOLN, NEBRASKA 68521
              (Address of Principal Executive Offices and Zip Code)


       Registrant's telephone number, including area code: (402) 474-4800

Item 2.  Acquisition or Disposition of Assets.

         On July 31, 1997, Transcrypt International, Inc. ("Transcrypt" or the "Company") consummated the acquisition (the "Acquisition") of all of the outstanding shares of capital stock and certain indebtedness of E.F. Johnson Company, a Minnesota corporation ("EF Johnson"). The Company entered into and consummated the following definitive agreements as of July 31, 1997: (i) a Stock Purchase Agreement by and among EFJ Partners, EF Johnson, William Weksel and the Company (the "Common Stock Purchase Agreement"); (ii) a Preferred Stock Purchase Agreement between NorAm Energy Corp. ("NorAm") and the Company (the "Preferred Stock Purchase Agreement"); (iii) a Series B Preferred Stock and Warrant Purchase Agreement between Securicor Radiocoms Limited ("Securicor") and the Company (the "Series B Preferred Stock Purchase Agreement"); and (iv) a Registration Rights Agreement by and among NorAm, Intek Diversified Corporation ("Intek") (the parent of Securicor) and the Company (the "Registration Rights Agreement"). The Company had previously announced, on June 12, 1997, a letter of intent to acquire EF Johnson dated June 6, 1997, as amended on June 11, 1997 (the "Letter of Intent").

         Pursuant to the Common Stock Purchase Agreement, the Company acquired from EFJ Partners all of the outstanding shares of Common Stock, $.01 par value, of EF Johnson. At the closing, the Company discharged certain indebtedness of EF Johnson, pursuant to the Common Stock Purchase Agreement, representing total cash consideration of $436,000. Pursuant to the Preferred Stock Purchase Agreement, the Company acquired from NorAm all of the outstanding shares of Preferred Stock, $100 par value, of EF Johnson (together with the right to all accrued and unpaid dividends thereon) in exchange for 457,856 newly issued shares of Common Stock, $.01 par value, of the Company issued to NorAm with an approximate market value of $5.5 million. In addition, NorAm agreed to cancel a 9.79% Senior Subordinated Note due July 31, 1997 of EF Johnson with a principal amount of $10,000,000, and any accrued and unpaid interest thereon. Pursuant to the Series B Preferred Stock Purchase Agreement, the Company acquired from Securicor (i) all of the outstanding shares of Series I Class B Preferred Stock, $.01 par value, of EF Johnson (together with the right to all accrued and unpaid dividends thereon) and (ii) a warrant to purchase up to an aggregate of 291,790 shares of Common Stock of EF Johnson for an exercise price equal to the fair market value of such Common Stock on the date the warrant is exercised, all in exchange for 374,609 newly issued shares of Common Stock of the Company issued to Intek with an approximate market value of $4.5 million. In addition, pursuant to the Letter of Intent, the Company had previously delivered letters of credit in the aggregate amount of $2,000,000 to support a surety bond issued by one of EF Johnson's bonding companies and to provide additional collateral under certain indebtedness of EF Johnson.

         The shares of Common Stock of the Company issued to NorAm and Intek were exempt from registration under the Securities Act of 1933 in reliance upon
Section 4(2) of such Act as transactions by an issuer not involving any public offering. Pursuant to the Registration Rights Agreement, the Company granted certain piggyback and demand registration rights to NorAm and Intek with respect to the aggregate 832,465 shares of Common Stock issued to such entities in connection with the Acquisition (the "New Shares"). Under the piggyback registration rights provisions, if the Company proposes to register any of its securities under the Securities Act of 1933 (except for a registration on Forms S-4 or S-8 or involving an issuance related to an exchange offer or offering solely to existing stockholders or employees of the Company), either for its own account or the account of other securityholders, the holders of the New Shares will be entitled to notice of such proposed registration and will be entitled to include their shares therein; provided, however, among other conditions, that the underwriters of such offering will have the right, subject to certain limitations, to limit the number of such shares included in any such registration. Such piggyback registration rights are effective immediately as to 416,232 of the New Shares and are effective as to the remaining 416,233 of the New Shares beginning 180 days after the date of effectiveness of the Registration Rights Agreement, or January 27, 1998. In addition, the holders of at least 66 2/3% of the New Shares will be entitled to one demand registration by the Company beginning 180 days after the date of effectiveness of the Registration Rights Agreement, subject to, among other things, the right of the Company, under certain conditions, to defer such registration. The holders of the New Shares have also agreed not to dispose of any of the New Shares for a period of 180 days after the date of effectiveness of the Registration Rights Agreement, except pursuant to a sale in connection with the aforementioned registration rights.

         The cash consideration used by the Company in the Acquisition was obtained from the proceeds of the Company's initial public offering in January 1997. Other than as described above, at the time of the Acquisition there were no material relationships between any of the stockholders of EF Johnson and the Company, any of the Company's affiliates, any director or officer of the Company or any associate of any such director or officer. The Acquisition will be accounted for under the purchase method of accounting.

         EF Johnson develops and manufactures wireless communications products and systems for the land mobile radio market. The Company intends to continue operating the business of EF Johnson and has announced a restructuring program for EF Johnson, including a 25% reduction in EF Johnson's workforce, the phase-out of low margin products and services, the consolidation of EF Johnson's corporate headquarters with that of the Company, the elimination of duplicative sales, marketing and personnel expenses with the Company and the implementation of cash management policies and expense controls consistent with the Company's standards.

         The foregoing descriptions of the terms of Common Stock Purchase Agreement, Preferred Stock Purchase Agreement, Series B Preferred Stock Purchase Agreement and Registration Rights Agreement do not purport to be complete statements of the parties' rights and obligations thereunder, and are qualified in their entirety by reference to the definitive agreements, copies of which are attached as exhibits hereto and the contents of which are incorporated herein by reference. Certain additional matters relating to the proposed transaction are more fully described in the Company's press releases dated July 31, 1997 and August 6, 1997, which are attached as exhibits hereto and the contents of which are also hereby incorporated herein by reference.

         Statements made in this report may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and as such, may involve risks and uncertainties. These forward-looking statements relate to, among other things, forecasts and projections regarding the anticipated benefits of the restructuring and the future performance of the Company and its EF Johnson subsidiary, expectations of the business environment in which the Company operates, perceived opportunities in the market and statements regarding the Company's mission and vision. The Company's actual results, performance and achievements may differ materially from the results, performance and achievements expressed or implied in such forward-looking statements and from historical results. Some of the risks and uncertainties that might cause such a difference include: the timing of the full implementation of the Company's restructuring program for EF Johnson, the effects of the restructuring program on the customers, vendors and employees of the Company and EF Johnson, business conditions generally, the state of the overall economy, development of the markets for the Company's products, including the domestic digital land mobile radio market, availability of third-party compatible products, other competitive factors, and the risks and uncertainties discussed in the Company's reports filed with the Securities and Exchange Commission, including under the caption "Risk Factors" in the Company's Prospectus dated January 22, 1997 and under the caption "Item 1. Business -- Summary of Business Considerations and Certain Factors that may Affect Future Results of Operations and/or Stock Price" contained in the Company's Annual Report on Form 10-K for the year ended December 31, 1996.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial statements of business acquired.

         The financial statements required to be filed by Item 7(a) of this Form 8-K will be filed by the Company no later than 60 days after the date that this Form 8-K is filed with the Securities and Exchange Commission.

         (b)      Pro forma financial information.

         The pro forma financial information required to be filed by Item 7(b) of this Form 8-K will be filed by the Company no later than 60 days after the date that this Form 8-K is filed with the Securities and Exchange Commission.

         (c)      Exhibits.

                  2.1 Stock Purchase Agreement, dated as of July 31, 1997, by and among EFJ Partners, E.F. Johnson Company, William Weksel and the Company.

                  2.2 Preferred Stock Purchase Agreement, dated as of July 31, 1997, between NorAm Energy Corp. and the Company.

                  2.3 Series B Preferred Stock and Warrant Purchase Agreement, dated as of July 31, 1997, between Securicor Radiocoms Limited and the Company.

                  4.1 Registration Rights Agreement, dated as of July 31, 1997, by and among NorAm Energy Corp., Intek Diversified Corporation and the Company.

                 99.1      Press Release issued on July 31, 1997 by the Company.

                 99.2      Press Release issued on August 6, 1997 by the
                           Company.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       TRANSCRYPT INTERNATIONAL, INC.


Date: August 13, 1997                   By:   /s/ JOHN T. CONNOR
                                            -----------------------------------
                                             John T. Connor
                                             Chairman of the Board of Directors